Exhibit 32

CERTIFICATION

PURSUANT TO 18 USC. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ePlus inc. on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 USC. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

a)
the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ePlus inc.

Date: November 6, 2025

/s/ MARK P. MARRON
Mark P. Marron, Chief Executive Officer and President
(Principal Executive Officer)

/s/ ELAINE D. MARION
Elaine D. Marion, Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to ePlus and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.